UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2013

TRANSWITCH CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-25996	06-1236189
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

Three Enterprise Drive

Shelton, Connecticut 06484

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (203) 929-8810

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Bridge Bank

On April 10, 2013, TranSwitch Corporation (the “Company”) entered into a Business Financing Modification Agreement (the “Modification Agreement”) with Bridge Bank, National Association (“Bridge Bank”), amending the terms of that certain Amended and Restated Business Financing Agreement (the “Financing Agreement”) between the Company and Bridge Bank dated April 4, 2011. Pursuant to the terms of the Modification Agreement, the maturity date of the Financing Agreement was extended until July 3, 2013 and Bridge Bank agreed to forbear from exercising its rights under the Financing Agreement in connection with certain events of noncompliance by the Company.

The foregoing description of the Modification Agreement is qualified in its entirety by reference to the full text of the Modification Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Indemnification Agreements

On April 10, 2013, the Company entered into indemnification agreements (the “Indemnification Agreements”) with each of Robert Bosi, the Company’s Vice President and Chief Financial Officer, Amir Bar-Niv, the Company’s Senior Vice President and General Manager High Speed Interconnect Business, and Haim Moshe, the Company’s Senior Vice President and General Manager TranSwitch Israel.

The Indemnification Agreements supplement existing indemnification provisions of the Company’s Amended and Restated Certificate of Incorporation, as amended, and, in general, provide for indemnification to the maximum extent permitted by Delaware law, subject to the exceptions, terms and conditions provided in the Indemnification Agreements. The Indemnification Agreements also provide that the Company will advance to the indemnified person, if requested by an indemnified person, expenses incurred in connection with any proceeding arising out of such indemnified person’s service to the Company, subject to reimbursement by the indemnified person should a final judicial determination be made that indemnification is not available under applicable law, and that the Company may purchase and maintain insurance against any liability asserted against, and incurred by, the indemnified person arising out of their service to the Company, if such insurance is available on commercially reasonable terms.

The foregoing description of the Indemnification Agreements is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 under the heading “Bridge Bank” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Business Financing Modification Agreement dated April 10, 2013 between the Company and Bridge Bank, National Association.

10.2	Form of Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSWITCH CORPORATION

April 10, 2013	By:	/s/ Robert A. Bosi
	Name:	Robert A. Bosi
	Title:	Vice President and Chief Financial Officer